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                                                                  EXHIBIT 5.2


                              CONSENT OF COUNSEL

    The undersigned hereby consents to the use of our name and the statement with respect to us appearing under the heading "Legal Matters" included in this Form S-3.

GARDERE & WYNNE, L.L.P.

Daniel F. Perez                        October  22, 1998
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Daniel F. Perez                        Date: